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                    VANGUARD(R) GOLD AND PRECIOUS METALS FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2000

Effective December 31, 2000, the Fund's adviser, M&G Investment Management Limited (M&G), will undergo internal restructuring. This will result in the transfer of M&G's personnel and other assets and liabilities, including its advisory agreement with the Fund, to Prudential Portfolio Managers Limited
(PPM), an affiliated entity. Upon the transfer, PPM will be renamed M&G Investment Management Limited (new M&G).
     The restructuring will cause no change to the Fund's investment objective, policies, and strategies, or the persons managing the Fund's portfolio, and is expected to have no effect on the Fund's day-to-day operations. The transfer to new M&G of the rights and obligations of M&G under its existing advisory agreement with the Fund will cause no change in the fees paid by the Fund or in other operative terms of the agreement.

(C)2000 The Vanguard Group, Inc. All rights reserved.               PS53N 122000
Vanguard Marketing Corporation, Distributor.